UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 28, 2008

GENERAL STEEL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-105903	412079252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2315, Kun Tai International Mansion Building, Yi No
12, Chao Yang Men Wai Ave.
Chao Yang District, Beijing, China 100020
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

100020
(Zip Code)

(8610) 5879-7346
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 28, 2008, the Registrant announced in a press release (General Steel Holdings, Inc. Announces Authorization for Listing on NYSE) that the Registrant has received authorization to list its common stock on the NYSE and anticipates that its shares of common stock will begin trading on the NYSE on August 8, 2008, under its existing symbol “GSI”. A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(d)	Exhibits:

The following exhibit is filed as part of this report:

99.1 Press release dated July 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2008

GENERAL STEEL HOLDINGS, INC.

By:	/s/
Name: John Chen Title: Chief Financial Officer